UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of NuStar GP, LLC (the “Company”), a wholly owned subsidiary of NuStar GP Holdings, LLC (“NuStar Holdings”) and the general partner of Riverwalk Logistics, L.P., the general partner of NuStar Energy (“NuStar Energy”), entered into an employment agreement (the “Employment Agreement”) and a retention bonus agreement (the “Retention Agreement”) with Mary F. Morgan in connection with her appointment to the office of Senior Vice President – European Operations of the Company. Ms. Morgan will be seconded to the Company’s U.K. affiliates to oversee NuStar’s European operations.

Under the Employment Agreement, Ms. Morgan will receive an annual base salary of $320,000, to be adjusted as necessary for tax equalization purposes; an annual incentive bonus based upon achievement of certain performance measures established by the Committee each year; long-term incentive awards, including restricted units of NuStar Energy and/or NuStar Holdings, unit options of NuStar Energy and/or NuStar Holdings, and performance units of NuStar Energy, each as determined by the Committee each year; participation in the Company’s Excess Thrift Plan, to the extent applicable; and standard health and other benefits. The Employment Agreement includes terms related to protection of confidential information and 12-month non-competition and non-solicitation covenants. The Employment Agreement is for a term of two years.

The Retention Agreement provides Ms. Morgan will be paid a lump sum bonus in the amount of $500,000 (the “Retention Bonus”). If Ms. Morgan voluntarily terminates her employment or the Company terminates Ms. Morgan for “cause” (as defined in the Retention Agreement) prior to December 17, 2010, she will be required to pay back a portion of the Retention Bonus determined by a fraction, the numerator of which will be twenty-four (24) minus the number of full months Ms. Morgan was employed during the two-year period, and the denominator of which will be twenty-four (24).

The description of the agreements set forth above is, by its nature, a summary description and omits certain detailed terms set forth in the underlying agreements. The summary set forth above is qualified by the terms and conditions of the agreements attached as Exhibit 10.01 and Exhibit 10.02 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.01	Employment Agreement between Mary F. Morgan and NuStar GP, LLC, effective January 1, 2009.

10.02	Retention Bonus Agreement between Mary F. Morgan and NuStar GP, LLC, signed December 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: December 18, 2008			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
10.01	Employment Agreement between Mary F. Morgan and NuStar GP, LLC, effective January 1, 2009.

10.02	Retention Bonus Agreement between Mary F. Morgan and NuStar GP, LLC, signed December 17, 2008.